Financial income, net (Tables)	3 Months Ended
Mar. 31, 2020
Financial income, net.
Schedule of other Nonoperating income expense

	Three months ended March 31		Year ended December 31,
	2020	2019	2019	2018	2017
	(unaudited)	(unaudited)
Bank charges and other financial expenses	$81	$46	$323	$400	$209
Exchange rate loss (gain), net	192	(66)	195	(163)	(140)
Interest income	(604)	(194)	(1,889)	(645)	(562)
	$(331)	$(214)	$(1,371)	$(408)	$(493)